Exhibit 99.1

HYTHIAM, INC.

2003 STOCK INCENTIVE PLAN

SECTION 1:  GENERAL PURPOSE OF PLAN

The name of this plan is the Hythiam, Inc. 2003 Stock Incentive Plan (the “Plan”).  The purpose of the Plan is to enable Alaska Freightways, Inc., a Nevada corporation, to be reincorporated in Delaware under the new name of Hythiam, Inc. (the “Company”), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants, officers and Directors who will contribute to the Company’s long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

SECTION 2:  DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

2.1          “Administrator” shall have the meaning as set forth in Section 3 hereof.

2.2          “attestation exercise” shall have the meaning as set forth in Section 8.1 hereof.

2.3          “Board” means the Board of Directors of the Company.

2.4          “cashless exercise” shall have the meaning as set forth in Section 8.1 hereof.

2.5          “Cause” means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) engaging in sexual harassment, discrimination, misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement.  For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

2.6          “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7          “Committee” means a committee of the Board designated by the Board to administer the Plan.

2.8          “Company” means Alaska Freightways, Inc., a corporation organized under the laws of the State of Nevada (to be reincorporated in Delaware under the new name of “Hythiam, Inc.”) (or any successor corporation).

2.9          “Consultant” means an individual who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

2.10        “Date of Grant” means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

2.11        “Director” means a member of the Board.

2.12        “Disability” means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.  For purposes of determining the term of an ISO pursuant to Section 6.6 hereof, the Disability must be expected to result in death or to have lasted or be expected to last for a continuous period of not less than 12 months.  The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

2.13        “Eligible Person” means an Employee, officer, Consultant or Director of the Company, any Parent or any Subsidiary.

2.14        “Employee” means any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

2.15        “Exercise Price” shall have the meaning set forth in Section 6.3 hereof.

2.16        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17        “Fair Market Value” shall mean the fair market value of a share of Stock, determined as follows:

2.17.1     If the Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

2.17.2     If the Stock is quoted on the NASDAQ SmallCap or OTC Bulletin Board or is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

2.17.3     In the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator.  Such determination shall be conclusive and binding on all persons.

2.18        “First Refusal Right” shall have the meaning set forth in Section 8.7 hereof.

2.19        “immediate family” shall have the meaning as set forth in Section 8.10.1 hereof.

2.20        “ISO” means a Stock Option intended to qualify as an “incentive stock option” as that term is defined in Section 422(b) of the Code.

2.21        “Market Stand-Off” shall have the meaning as set forth in Section 9.4 hereof.

2.22        “Non-Employee Director” means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

2.23        “Non-Qualified Stock Option” means a Stock Option not described in Section 422(b) of the Code.

2.24        “Offeree” means a Participant who is granted a Purchase Right pursuant to the Plan.

2.25        “Optionee” means a Participant who is granted a Stock Option pursuant to the Plan.

2.26        “Outside Director” means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treas. Regs. Section 1.162-27(e)(3).

2.27        “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

2.28        “Participant” means any Eligible Person selected by the Administrator, pursuant to the Administrator’s authority in Section 3, to receive grants of Stock Options.

2.29        “Permitted Transferee” shall have the meaning set forth in Section 8.10.1 hereof.

2.30        “Plan” means this Alaska Freightways, Inc. 2003 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

2.31        “Repurchase Right” shall have the meaning set forth in Section 8.8 hereof.

2.32        “Securities Act” means the Securities Act of 1933, as amended.

2.33        “Service” shall mean service provided by any person as an Employee, Director or Consultant.

2.34        “Stock” means common stock, without par value, of the Company.

2.35        “Stock-for-Stock exercise” shall have the meaning as set forth in Section 8.1 hereof.

2.36        “Stock Option” means an option to purchase shares of Stock granted pursuant to Section 6.

2.37        “Stock Option Agreement” means the agreement between the Company and the Optionee evidencing the grant of a Stock Option under the Plan.

2.38        “Stock withholding” shall have the meaning as set forth in Section 8.2 hereof.

2.39        “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

2.40        “Ten Percent Shareholder” means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

SECTION 3:  ADMINISTRATION

3.1          Administrator.  The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the “Administrator”).

3.2          Powers in General.  The Administrator shall have the power and authority to grant Stock Options to Eligible Persons, pursuant to the terms of the Plan.

3.3          Specific Powers.  In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (iv) to determine when Stock Options are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Stock Options shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Stock Option; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option, including, without limitation, the Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement relating to such grant or sale; (ix) to amend any outstanding Stock Options for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

3.4          Decisions Final.  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

3.5          The Committee.  The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Stock is registered pursuant to Section 12 of the Exchange Act shall, delegate any or all of its duties and authority with respect to the Plan to the Committee, whose members are to be appointed by and to serve at the pleasure of the Board.  From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee.  The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous written consent of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board.  Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.  During any period of time during which the Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

3.6          Indemnification.  In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

SECTION 4:  STOCK SUBJECT TO THE PLAN

4.1          Stock Subject to the Plan.  Subject to adjustment as provided in Section 9,                            shares of Stock shall be reserved and available for issuance under the Plan.  Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

4.2          Basic Limitation.  The maximum number of shares of Stock with respect to which Stock Options, awards or sales of Stock may be granted under the Plan to any Participant in any one calendar year shall be 1,000,000 shares.  The number of shares of Stock that are subject to Stock Options under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan.  The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares of Stock to satisfy the requirements of the Plan.

4.3          Additional Shares.  In the event that any outstanding Stock Option or other right for any reason expires or is canceled or otherwise terminated, the shares of Stock allocable to the unexercised portion of such Stock Option or other right shall again be available for the purposes of the Plan.  In the event that shares of Stock issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, right of repurchase or right of first refusal, such shares of Stock shall again be available for the purposes of the Plan.

SECTION 5:  ELIGIBILITY

Eligible Persons who are selected by the Administrator shall be eligible to be granted Stock Options hereunder, subject to limitations set forth in this Plan; provided, however, that only Employees shall be eligible to be granted ISOs hereunder.

SECTION 6:  TERMS AND CONDITIONS OF OPTIONS.

6.1          Stock Option Agreement.  Each grant of a Stock Option under the Plan shall be evidenced by a Stock Option Agreement, a form of which is attached hereto as Exhibit A.  Such Stock Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

6.2          Number of shares.  Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Stock Option and shall provide for the adjustment of such number in accordance with Section 9 hereof.  The Stock Option Agreement shall also specify whether the Stock Option is an ISO or a Non-Qualified Stock Option.

6.3          Exercise Price.

6.3.1       In General.  Each Stock Option Agreement shall state the price at which shares of Stock subject to the Stock Option may be purchased (the “Exercise Price”), which shall be, with respect to Incentive Stock Options, not less than 100% of the Fair Market Value of the Stock on the Date of Grant.  In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator; provided, however, that the Exercise Price shall be no less than 85% of the Fair Market Value of the shares of Stock on the Date of Grant of the Non-Qualified Stock Option.

6.3.2       Ten Percent Shareholder.  A Ten Percent Shareholder shall not be eligible for designation as an Optionee or Purchaser, unless (i) the Exercise Price of a Non-Qualified

Stock Option is at least 110% of the Fair Market Value of a share of Stock on the Date of Grant, or (ii) in the case of an ISO, the Exercise Price is at least 110% of the Fair Market Value of a share of Stock on the Date of Grant and such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.

6.3.3       Non-Applicability.  The Exercise Price restriction applicable to Non-Qualified Stock Options required by Sections 6.3.1 and 6.3.2(i) shall be inoperative if (i) the offer and sale of the shares of Stock to be issued upon payment of the Exercise Price have been registered under a then currently effective registration statement under applicable federal or state securities laws, or (ii) a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

The Exercise Price shall be payable in a form described in Section 8 hereof.

6.4          Withholding Taxes.  As a condition to the exercise of a Stock Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising a Stock Option.

6.5          Exercisability.  Each Stock Option Agreement shall specify the date when all or any installment of the Stock Option becomes exercisable.  In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, a Stock Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the Date of Grant.  Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Board, in its sole discretion.

6.6          Term.  The Stock Option Agreement shall specify the term of the Stock Option.  No Stock Option shall be exercised after the expiration of ten years after the date the Stock Option is granted.  In addition, no Stock Option may be exercised (i) three months after the date the Optionee’s Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, or (ii) one year after the date the Optionee’s Service with the Company and its subsidiaries terminates, if such termination is a result of death or Disability.  Notwithstanding the foregoing, if the Optionee’s Service with the Company and its Subsidiaries terminates for Cause, all outstanding Stock Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. Provided, however, that the Stock Option Agreement for any Stock Option may provide for longer or shorter periods, and the Administrator may, in its sole discretion, waive the accelerated expiration provided for above in (i) or (ii).  Subject to Section 9.1.3 hereof, outstanding Stock Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.  In the case of an ISO granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Parent or Subsidiary corporations, the term set forth in (i), above, shall not be more than five years after the date the Stock Option is granted.

6.7          Leaves of Absence.  For purposes of Section 6.6 above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Administrator).

6.8          Modification, Extension and Assumption of Stock Options.  Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Stock Options or may accept the cancellation of outstanding Stock Options (whether granted by the Company or another issuer) in return for the grant of new Stock Options for the same or a different number of shares of Stock and at the same or a different Exercise Price.  The foregoing notwithstanding, no modification of a Stock Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Stock Option.  However, a termination of the Stock Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Stock Option shall not be deemed to impair any rights of the Optionee or increase the Optionee’s obligations under such Stock Option.

SECTION 7:  INTENTIONALLY OMITTED

SECTION 8:  PAYMENT; RESTRICTIONS

8.1          General Rule.  The entire Purchase Price or Exercise Price of shares of Stock issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, including, but not limited to, the following: (i) by a copy of instructions to a broker directing such broker to sell the Stock for which a Stock Option is exercised, and to remit to the Company the aggregate Exercise Price of such Stock Options (a “cashless exercise”), (ii) by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which a Stock Option or portion thereof is thereby exercised or Stock acquired (a “Stock-for-Stock exercise”) or (iii) by a Stock-for-Stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Stock Option shares thereby exercised and the identified attestation shares of Stock (an “attestation exercise”).

8.2          Withholding Payment.  The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option.  The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) Stock-for-Stock exercise; (iii) in the case of a Stock Option, by paying all or a portion of the tax withholding for the number of shares of Stock being purchased by withholding shares from any transfer or payment to the Optionee (“Stock withholding”); or (iv) a combination of one or more of the foregoing payment methods.  Any shares of Stock issued pursuant to the exercise of a Stock Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan.  The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

8.3          Services Rendered.  At the discretion of the Administrator, shares of Stock may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.  At the discretion of the Administrator, shares of Stock may also be awarded under the Plan in consideration of services to be rendered to the Company, a Parent or a Subsidiary after the award, except that the par value of such shares, if newly issued, shall be paid in cash or cash equivalents.

8.4          Promissory Note.  To the extent that a Stock Option Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price of shares of Stock issued under the Plan may be paid with a full-recourse promissory note.  However, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents.  The shares of Stock shall be pledged as security for payment of the principal amount of the promissory note and interest thereon.  The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code.  Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.  Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

8.5          Exercise/Pledge.  To the extent that a Stock Option Agreement so allows and if the Stock is publicly traded, in the discretion of the Administrator and upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares of Stock to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

8.6          Written Notice.  The Purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the Purchaser (or to his designee) a certificate for the number of shares of Stock being exercised or purchased or, in the case of a cashless exercise or Share withholding exercise, for any Shares that were not sold in the cashless exercise or withheld.

8.7          First Refusal Right.  Each Stock Option Agreement may provide that the Company shall have the right of first refusal (the “First Refusal Right”), exercisable in connection with any proposed sale, hypothecation or other disposition of the Stock purchased by the Optionee pursuant to a Stock Option Agreement; and in the event the holder of such Stock desires to accept a bona fide third-party offer for any or all of such Stock, the Stock shall first be offered to the Company upon the same terms and conditions as are set forth in the bona fide offer.

8.8          Repurchase Rights.  Following a termination of the Participant’s Service the Company may repurchase the Participant’s Stock Options as provided in this Section 8.8.

8.8.1                     Repurchase Price.  Following a termination of the Participant’s Service, the Repurchase Right shall be exercisable at a price equal to the Fair Market Value of the Stock underlying such unexercised Stock Options less the Exercise Price.

8.8.2                     Exercise of Repurchase Right.  A Repurchase Right may be exercised only within 90 days after the termination of the Participant’s Service for cash.

8.9                               Termination of Repurchase and First Refusal Rights.  Each Stock Option Agreement shall provide that the Repurchase Rights and First Refusal Rights shall have no effect over, or shall lapse and cease to have effect over, shares of Stock that have been registered under a then currently effective registration statement under applicable federal or state securities laws, or when a determination is made by counsel for the Company that such Repurchase Rights and First Refusal Rights are not required in the circumstances under applicable federal or state securities laws.

8.10                        No Transferability.  Except as provided herein, a Participant may not assign, sell or transfer Stock Options, in whole or in part, other than by will or by operation of the laws of descent and distribution.

8.10.1              Permitted Transfer of Non-Qualified Option. The Administrator, in its sole discretion, may permit the transfer of a Non-Qualified Option (but not an ISO) as follows:  (i) by gift to a member of the Participant’s immediate family or (ii) by transfer by instrument to a trust providing that the Stock Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a “Permitted Transferee”).  For purposes of this Section 8.10.1, “immediate family” shall mean the Optionee’s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

8.10.2     Conditions of Permitted Transfer.  A transfer permitted under Section 8.10.1 hereof may be made only upon written notice to and approval thereof by Administrator.  A Permitted Transferee may not further assign, sell or transfer the transferred Stock Option, in whole or in part, other than by will or by operation of the laws of descent and distribution.  A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

SECTION 9:  ADJUSTMENTS; MARKET STAND-OFF

9.1          Effect of Certain Changes.

9.1.1       Stock Dividends, Splits, Etc.  If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Stock Options, (ii) the number of shares of Stock covered by outstanding Stock Options and (iii) the Exercise Price or Purchase Price of any Stock Option, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

9.1.2       Liquidation, Dissolution, Merger or Consolidation.  In the event of:  a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving corporation; or a reverse merger in which the Company is the surviving corporation, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law but otherwise in its sole discretion, may provide for: (i) the continuation of outstanding Stock Options by the Company (if the Company is the surviving corporation); (ii) the assumption of the Plan and such outstanding Stock Options by the surviving corporation or its Parent; (iii) the substitution by the surviving corporation or its Parent of Stock Options with substantially the same terms for such outstanding Stock Options; or (iv) the cancellation of such outstanding Stock Options without payment of any consideration, provided that if such Stock Options would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or the ten-day period after the Administrator provides the Stock Options holder a notice of cancellation, to exercise such Stock Options in whole or in part without regard to any installment exercise provisions in the applicable Stock Option Agreement.

9.1.3       Accelerated Vesting and Exercisability.  If the applicable Stock Option Agreement expressly so provides, any right to repurchase a Purchaser’s shares at the original Purchase Price (if any) upon termination of the Purchaser’s Service shall lapse and all of such Stock Options shall become exercisable in full if (i) a Change in Control occurs before the Purchaser’s Service terminates, and (ii) the Stock Options are not assumed by, or Repurchase Rights are not assigned to, either the entity that employs the Participant immediately after the Change in Control or its Parent or Subsidiary.

9.2          Decision of Administrator Final.  To the extent that the foregoing adjustments relate to Stock or other securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; provided, however, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

9.3          No Other Rights.  Except as hereinbefore expressly provided in this Section 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company capital stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as otherwise provided in this Section 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Stock Options.  The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

9.4          Market Stand-Off.  Each Stock Option Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any Stock Option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”).

SECTION 10:  AMENDMENT AND TERMINATION

The Board may amend, suspend or terminate the Plan at any time and for any reason.  At the time of such amendment, suspension or termination the Board shall determine, upon advice from counsel, whether such amendment, suspension or termination will be contingent on Company shareholder approval.

SECTION 11:  GENERAL PROVISIONS

11.1        General Restrictions.

11.1.1     No View to Distribute.  The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof.  The certificates for such shares of Stock may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

11.1.2     Legends.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

11.1.3     No Rights as a Shareholder.  Except as specifically provided in this Plan, a Participant or a transferee of a Stock Option shall have no rights as a shareholder with respect to any shares of Stock covered by the Stock Options until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1 hereof.

11.2        Other Compensation Arrangements.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

11.3        Disqualifying Dispositions.  Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

11.4        Regulatory Matters.  Each Stock Option Agreement shall provide that no shares of Stock shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if required to do so by the Company, the Optionee shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

11.5        Recapitalizations.  Each Stock Option Agreement shall contain provisions required to reflect the provisions of Section 9.

11.6        Delivery.  Upon exercise of a Stock Option granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter.  Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, 30-days shall be considered a reasonable period of time.

11.7        Other Provisions.  The Stock Option Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Stock Options, as the Administrator may deem advisable.

SECTION 12:  INFORMATION TO PARTICIPANTS

The Company at its option may cause a report to be sent to each Participant not later than 120 days after the end of each fiscal year.  Such report, if provided, shall consist of the financial statements of the Company for such fiscal year and shall include such other information as is provided by the Company to its shareholders.

SECTION 13:  EFFECTIVE DATE OF PLAN

The effective date of this Plan is September           , 2003.  The adoption of the Plan is subject to approval by the Company’s shareholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board.  In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Stock Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

SECTION 14:  TERM OF PLAN

The Plan shall terminate automatically on the 10th anniversary of the effective date set forth in the preceding paragraph.  No Right shall be granted pursuant to the Plan after such date, but Stock Options theretofore granted may extend beyond that date.  The Plan may be terminated on any earlier date pursuant to Section 10 hereof.

SECTION 15:  EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of September             , 2003.

Hythiam, Inc.

By:
Name:	Terren S. Peizer
Title:	Chairman & CEO

EXHIBIT A

STOCK OPTION AGREEMENT

Option Grant Issued (#)

HYTHIAM, INC. 2003 STOCK INCENTIVE PLAN

Notice Of Stock Option Grant

You have been granted the following option to purchase common stock of Hythiam, Inc. (the “Company”):

Name of Optionee:

Total Number of Shares Subject to Option Granted:

Type of Option:

Exercise Price Per Share:

Date of Grant:

Date Exercisable:

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Stock Option Agreement (Annex I) and the Hythiam, Inc. 2003 Stock Incentive Plan (the “Plan”) (Annex II), both of which are attached to and made a part of this document.  Optionee hereby represents that both the option and any shares acquired upon exercise of the option have been or will be acquired for investment for his or her own account and not with a view to or for sale in connection with any distribution or resale of the security.

Optionee:	Hythiam, Inc.

By:	By:

Print Name:	Its:

ANNEX I

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

Hythiam, Inc. 2003 Stock Incentive Plan:

Stock Option Agreement

SECTION 16:  GRANT OF OPTION

16.1        Option.  On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant.  This option is intended to be either an ISO or a Non-Qualified Stock Option, as provided in the Notice of Stock Option Grant.

16.2        Stock Plan and Defined Terms.  This option is granted pursuant to and subject to the terms of the Plan, a copy of which is attached hereto and which the Optionee acknowledges having received.  Capitalized terms are defined at the end of this Agreement.

SECTION 17:  RIGHT TO EXERCISE

17.1        Exercisability.  Subject to Sections 17.2 and 2.3 below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.  Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 22.

17.2        $100,000 Limitation.  The aggregate fair market value (determined at the time the option is granted) of the Shares with respect to which ISOs are exercisable for the first time during any calendar year (under all ISO plans of the Company and its Subsidiaries) shall not exceed $100,000.  If this option is designated as an ISO in the Notice of Stock Option Grant, then to the extent (and only to the extent) the Optionee’s right to exercise this option causes this option (in whole or in part) to not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, such options shall be treated as Non-Qualified Stock Options, but shall be exercisable by their terms.  The determination of options to be treated as Non-Qualified Stock Options shall be made by taking options into account in the order in which they are granted.  If the terms of this option cause the $100,000 annual limitation under Section 422(d) of the Code to be exceeded, a pro rata portion of each exercise shall be treated as the exercise of a Non-Qualified Stock Option.

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17.3        Shareholder Approval.  Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s shareholders.

SECTION 18:  NO TRANSFER OR ASSIGNMENT OF OPTION

Except as provided herein, an Optionee may not assign, sell or transfer the option, in whole or in part, other than by will or by operation of the laws of descent and distribution.  The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO) as follows:  (i) by gift to a member of the Participant’s immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a “Permitted Transferee”).  For purposes of this Section 18, “immediate family” shall mean the Optionee’s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.  A transfer permitted under this Section 18 hereof may be made only upon written notice to and approval thereof by the Administrator.  A Permitted Transferee may not further assign, sell or transfer the transferred option, in whole or in part, other than by will or by operation of the laws of descent and distribution.  A Permitted Transferee shall agree in writing to be bound by the provisions of the Plan.

SECTION 19:  EXERCISE PROCEDURES

19.1        Notice of Exercise.  The Optionee or the Optionee’s representative may exercise this option by delivering a written notice in the form of Exhibit A attached hereto (“Notice of Exercise”) to the Company in the manner specified pursuant to Section 28.3 hereof.  Such notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, which must comply with Section 20 hereof.  The notice shall be signed by the person who is entitled to exercise this option.  In the event that this option is to be exercised by the Optionee’s representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.

19.2        Issuance of Shares.  After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).  The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

19.3        Withholding Taxes.  In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements.  The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

SECTION 20:  PAYMENT FOR STOCK

20.1        General Rule.  The entire Exercise Price of Shares issued under the Plan shall be payable in full by cash or check for an amount equal to the aggregate Exercise Price for the

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number of Shares being purchased.  Alternatively, in the sole discretion of the Administrator and upon such terms as the Administrator shall approve, the Exercise Price may be paid by:

20.1.1     Cashless Exercise. A copy of instructions to a broker directing such broker to sell the Shares for which this option is exercised, and to remit to the Company the aggregate Exercise Price of such option;

20.1.2     Stock-for-Stock Exercise. Paying all or a portion of the Exercise Price for the number of Shares being purchased by tendering Shares owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Shares with respect to which this option or portion hereof is exercised; or

20.1.3     Attestation Exercise. By a stock for stock exercise by means of attestation whereby the Optionee identifies for delivery specific Shares already owned by Optionee and receives a number of Shares equal to the difference between the Shares with respect to which this option or portion hereof is exercised and the identified attestation Shares.

20.2        Withholding Payment.  The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any Parent or Subsidiary as a result of the exercise of a Stock Option.  The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) Stock-for-Stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding Shares from any transfer or payment to the Optionee (“Stock withholding”); or (iv) a combination of one or more of the foregoing payment methods.  Any Shares issued pursuant to the exercise of an option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan.  The Fair Market Value of the number of Shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

20.3        Promissory Note.  The Plan Administrator, in its sole discretion, upon such terms as the Plan Administrator shall approve, may permit all or a portion of the Exercise Price of Shares issued under the Plan to be paid with a full-recourse promissory note.  However, the par value of the Shares acquired upon exercise of such option, if newly issued, shall be paid in cash or cash equivalents.  The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon.  Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

20.4        Exercise/Pledge.  In the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

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SECTION 21:  TERM AND EXPIRATION

21.1        Basic Term.  This option shall expire and shall not be exercisable after the expiration of the earliest of (i) the expiration date specified in the Notice of Stock Option Grant, (ii) three months after the date the Optionee’s Service with the Company and its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, and (iii) one year after the date the Optionee’s Service with the Company and its Subsidiaries terminates if such termination is a result of death or Disability.  Notwithstanding the foregoing, if the Optionee’s Service with the Company and its Subsidiaries terminates for Cause, all outstanding options granted to such Optionee shall expire as of the commencement of business on the date of such termination.  Outstanding options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.  The Administrator shall have the sole discretion to determine when this option is to expire.  For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Administrator).

21.2        Exercise After Death.  All or part of this option may be exercised at any time before its expiration under Section 21.1 above by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Stock.

21.3        Notice Concerning ISO Treatment.  If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or (iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee’s reemployment rights are guaranteed by statute or by contract.

SECTION 22:  RIGHT OF REPURCHASE

22.1        Option Repurchase Right.  Following a termination of the Optionee’s Service, the Option Repurchase Right shall be exercisable over the Optionee’s options at a price equal to the Fair Market Value of the Stock underlying vested options, less the Exercise Price.

22.2        Stock Repurchase Right.  Unless they have become vested in accordance with the Notice of Stock Option Grant and Section 22.4 below, the Stock acquired under this Agreement initially shall be Restricted Stock and shall be subject to a right (but not an obligation) of repurchase by the Company, which shall be exercisable at a price equal to the Exercise Price paid for such Restricted Stock.  Vested stock acquired under this Agreement shall be subject to a right (but not an obligation) of repurchase by the Company, which shall be exercisable at a price equal to the Fair Market Value of the vested Stock.

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22.3        Condition Precedent to Exercise.  The Option Repurchase Right and Stock Repurchase Rights (collectively, the “Right of Repurchase”) shall be exercisable over Restricted Stock only during the 90-day period next following the later of:

22.3.1     The date when the Optionee’s Service terminates for any reason, with or without Cause, including (without limitation) death or disability; or

22.3.2     The date when this option was exercised by the Optionee, the executors or administrators of the Optionee’s estate or any person who has acquired this option directly from the Optionee by bequest, inheritance or beneficiary designation.

22.4        Lapse of Right of Repurchase.  The Right of Repurchase shall lapse with respect to the Shares subject to this option in accordance with the vesting schedule set forth in the Notice of Stock Option Grant.  The Right of Repurchase shall lapse with respect to Shares that have been registered under a then currently effective registration statement under applicable federal or state securities laws, or with respect to Shares that counsel for the Company determines need not, under applicable federal or state securities laws, have such restrictions.

22.5        Exercise of Right of Repurchase.  The Company shall exercise the Right of Repurchase by written notice delivered to the Optionee prior to the expiration of the 90-day period specified in Section 22.3 above.  The notice shall set forth the date on which the repurchase is to be effected, which must occur within 31 days of the notice.  The certificate(s) representing the Restricted Stock to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer.  The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the Purchase Price determined according to this Section 7.  Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Stock.  The Right of Repurchase shall terminate with respect to any Restricted Stock for which such Right of Repurchase has not been timely exercised pursuant to this Section 22.5.

22.6        Adjustments.  If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Right of Repurchase; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Right of Repurchase; provided, however, that the aggregate Purchase Price payable for the Restricted Stock shall remain the same.

22.7        Termination of Rights as Shareholder.  If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Stock to be repurchased in accordance with this Section 22, then after such time the person from whom such Restricted Stock is to be repurchased shall no longer have any rights as a holder of such Restricted Stock (other than the right to receive payment of such consideration in accordance with this Agreement).  Such Restricted Stock shall be deemed to have been

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repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

22.8        Escrow.  Upon issuance, the certificates for Restricted Stock shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement.  Any new, substituted or additional securities or other property described in Section 22.6 above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Stock.  All regular cash dividends on Restricted Stock (or other securities at the time held in escrow) shall be paid directly to the Optionee and shall not be held in escrow.  Restricted Stock, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company’s exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Optionee upon the Optionee’s request to the extent the Shares are no longer Restricted Stock (but not more frequently than once every six months).  In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Optionee’s cessation of Service or (ii) the lapse of the Right of First Refusal.

SECTION 23:  RIGHT OF FIRST REFUSAL

23.1        Right of First Refusal.  In the event that the Stock is not publicly traded and the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares.  If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws.  The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares.  The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.  The Company’s rights under this Section 23.1 shall be freely assignable, in whole or in part.

23.2        Additional Shares or Substituted Securities.  In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 23 or into which such Shares thereby become convertible shall immediately be subject to this Section 23.  Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 23.

23.3        Termination of Right of First Refusal.  Any other provision of this Section 23 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal,

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and the Optionee shall have no obligation to comply with the procedures prescribed by this Section 23.

23.4        Permitted Transfers.  This Section 23 shall not apply to a transfer (i) by gift to a member of the Optionee’s immediate family or (ii) by transfer by instrument to a trust providing that the option is to be passed to beneficiaries upon death of the trustor.  For purposes of this Section 23.4, “immediate family” shall mean the Optionee’s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

23.5        Termination of Rights as Shareholder.  If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 23, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 24:  LEGALITY OF INITIAL ISSUANCE

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

24.1        Both the Company and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

24.2        Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

24.3        Any other applicable provision of state or federal law has been satisfied.

SECTION 25:  NO REGISTRATION RIGHTS

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.  The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 26:  RESTRICTIONS ON TRANSFER

26.1        Securities Law Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

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26.2        Market Stand-Off.  In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act (a “Public Offering”), the Optionee shall not Transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”).  The Market Stand-Off shall terminate following the expiration of the two-year period immediately following the effective date of the Public Offering.  Such restriction shall be in effect for such period of time following the date of the final prospectus for the Public Offering as may be requested by the Company or such underwriters.  In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

26.3        Investment Intent at Grant.  The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

26.4        Investment Intent at Exercise.  In the event that the sale of Shares under the Plan is not registered under the Securities Act but that an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

26.5        Legends.  All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

26.6        Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a certificate representing Shares sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares, but without such legend.

26.7        Administration.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 26 shall be conclusive and binding on the Optionee and all other persons.

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SECTION 27:  INTENTIONALLY OMITTED

SECTION 28:  MISCELLANEOUS PROVISIONS

28.1        Rights as a Shareholder.  Neither the Optionee nor the Optionee’s representative shall have any rights as a shareholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a Notice of Exercise and paying the Purchase Price pursuant to Section 19 and Section 20 hereof.

28.2        No Retention Rights.  Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

28.3        Notice.  Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

28.4        Entire Agreement.  The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

28.5        Choice of Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, AS SUCH LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

SECTION 29:  DEFINITIONS

29.1        “Agreement” shall mean this Stock Option Agreement.

29.2        “Board” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

29.3        “Cause” means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) engaging in sexual harassment, discrimination, misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is, or potentially is, materially injurious to the Company; or (v) as otherwise provided in the Agreement.  For purposes of the Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

29.4        “Code” shall mean the Internal Revenue Code of 1986, as amended.

29.5        “Committee” shall mean a committee of the Board of Directors, as provided in Section 3.5 of the Plan.

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29.6        “Company” shall mean Alaska Freightways, Inc., a Nevada corporation (to be reincorporated in Delaware under the new name of “Hythiam, Inc.”) .

29.7        “Consultant” shall mean an individual who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

29.8        “Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board resolved to grant this option or (ii) the first day of the Optionee’s Service (a form of Board Resolutions for Options is attached hereto as Exhibit B.

29.9        “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

13.10      “Eligible Person” shall mean an Employee, officer, Consultant or Director of the Company, any Parent or any Subsidiary.

13.11      “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

13.12      “Exercise Price” shall mean the amount for which one Share may be purchased from the Company upon exercise of this option, as specified in the Notice of Stock Option Grant.

13.14      “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board in good faith.  Such determination shall be conclusive and binding on all persons.

13.15      “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

13.16      “Non-Qualified Stock Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

13.17      “Notice of Stock Option Grant” shall mean the document so entitled, to which this Agreement is attached.

13.18      “Option Repurchase Right” means the Company’s right to repurchase Optionee’s option pursuant to Section 22.1 hereof.

13.19      “Optionee” shall mean the individual named in the Notice of Stock Option Grant.

13.20      “Outside Director” shall mean a member of the Board who is not an Employee.

13.21      “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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13.22      “Plan” shall mean the Alaska Freightways, Inc. 2003 Stock Incentive Plan, as in effect on the Date of Grant and as amended from time to time.

13.23      “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

13.24      “Restricted Stock” shall mean a Share that is subject to the Right of Repurchase.

13.25      “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 23 hereof.

13.26      “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 22 hereof.

13.27      “Securities Act” shall mean the Securities Act of 1933, as amended.

13.28      “Service” shall mean service as an Employee, Outside Director or Consultant.

13.29      “Share” shall mean one share of Stock, as adjusted in accordance with Section 22.6 or Section 23.2 hereof (if applicable).

13.30      “Stock” shall mean the common stock, without par value, of the Company.

13.31      “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

13.32      “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

13.32      “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 23.1 hereof.

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EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the Option)

Hythiam, Inc.
11111 Santa Monica Blvd., Suite 550
Los Angeles, California 90025

The undersigned, the holder of the enclosed Stock Option Agreement, hereby irrevocably elects to exercise the purchase rights represented by the option (the “Option”) and to purchase thereunder                  * shares of common stock of Hythiam, Inc. (the “Company”), and herewith encloses payment of $and/or                   shares of the Company’s common stock in full payment of the purchase price of such shares being purchased.

Dated:

YOUR STOCK MAY BE SUBJECT TO RESTRICTIONS AND FORFEITABLE UNDER THE NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

(Signature must conform in all respects to name of holder as specified on the face of the Option)

(Please Print Name)

(Address)

* Insert here the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional common stock of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

EXHIBIT B

FORM OF RESOLUTIONS FOR OPTIONS

WHEREAS, Hytyhiam, Inc., a Delaware corporation (the “Company”), has adopted the Hythiam, Inc. 2003 Stock Incentive Plan (the “Plan”) and has delegated the responsibility to administer the plan to the undersigned (collectively, the “Administrator”); and

WHEREAS, the Administrator has determined that it is in the best interest of this Company and its shareholders to provide additional equity incentives to those employees of the Company identified below;

NOW, THEREFORE, BE IT RESOLVED, that the person or those persons listed on the Schedule provided to the Administrator, which Schedule shall be included with the Minutes of this Meeting, is or are hereby granted an option to purchase up to                  shares of the Stock at any time on or prior to                          at a per share exercise price of $, which exercise price represents the fair market value or in the case of Non-Qualified Stock Options at least 85% of the fair market value or in the case of either an Incentive Stock Option or a Non-Qualified Stock Option granted to a Ten Percent Shareholder 110% of such Fair Market Value of the Stock on the date of this Meeting;

NOW, THEREFORE, BE IT RESOLVED, that the person or those persons listed on the Schedule provided to the Administrator, which Schedule shall be included with the Minutes of this Meeting, is or are hereby granted an option to purchase up to                  shares of the Stock;

RESOLVED FURTHER, that such option shall be [an incentive stock option] or [a Non-Qualified Stock Option], as that term is defined under the Plan;

RESOLVED FURTHER, that the officers of this Company be, and they hereby are, authorized, directed and empowered for and on behalf of this Company to prepare or cause to be prepared a Stock Option Agreement to represent the option(s) granted at this meeting substantially in the form, and containing the terms and provisions, heretofore approved by the Administrator, and containing such other terms and provisions as such officers shall, upon advice of counsel, determine to be necessary or appropriate, their execution of such Stock Option Agreement to conclusively evidence such determination;

RESOLVED FURTHER, that there is hereby reserved and set aside from the authorized but unissued shares of the Stock, a number of shares adequate to cover the shares underlying the options granted, plus such additional number of shares as may be necessary in order to satisfy the anti-dilution provisions of the options; and

RESOLVED FURTHER, that the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of this Corporation to do or cause to be done all such acts and things and to sign, deliver and/or file all such documents and notices as any of such officers may deem necessary or advisable in order to carry out and perform the foregoing resolutions and the intention thereof.